Exhibit 99.2
THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT

MILLER INDUSTRIES FORWARD LOOKING STATEMENTS SAFE HARBOR STATEMENT Certain statements in this presentation may be deemed to be forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “could”, “continue”, “future”, “potential”, “believe”, “project”, “plan”, “intend”, “seek”, “estimate”, “predict”, “expect”, “anticipate” and similar expressions, or the negative of such terms, or other comparable terminology and include, without limitation, any statements relating to our 2025 revenues or profitability including on the slide titled “Maintaining 2025 Guidance”, statements relating to our potential growth in 2026 and beyond, our key considerations for 2025, and expectations regarding current or pending federal or state regulations regarding emissions and emissions standards. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are made based on our management’s beliefs as well as assumptions made by, and information currently available to, our management. Our actual results may differ materially from the results anticipated in these forward-looking statements due to, among other things: our dependence upon outside suppliers for component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products leaves us subject to changes in price and availability, the cadence and quantity of deliveries from our suppliers, and delays in receiving supplies of such materials, component parts or chassis; our customers’ and towing operators’ access to capital and credit to fund purchases; macroeconomic trends, availability of financing, and changing interest rates; our customers’ ability to fund purchases of our products increases in the cost of skilled labor; the cyclical nature of our industry and changes in consumer confidence and in economic conditions in general; special risks from our sales to U.S. and other governmental entities through prime contractors; changes in fuel and other transportation costs, insurance costs and weather conditions; changes in government regulations, including environmental and health and safety regulations; failure to comply with domestic and foreign anti-corruption laws; competition in our industry and our ability to attract or retain customers; our ability to develop or acquire proprietary products and technology; assertions against us relating to intellectual property rights; changes in the tax regimes and related government policies and regulations in the countries in which we operate, including the imposition of new or increased tariffs and any resulting trade wars; the effects of regulations relating to conflict minerals; the catastrophic loss of one of our manufacturing facilities; environmental and health and safety liabilities and requirements; loss of the services of our key executives; product warranty or product liability claims in excess of our insurance coverage; potential recalls of components or parts manufactured for us by suppliers or potential recalls of defective products; an inability to acquire insurance at commercially reasonable rates; a disruption in, or breach in security of, our information technology systems or any violation of data protection laws; and those other risks discussed in our filings with the Securities and Exchange Commission, including those risks discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, which discussion is incorporated herein by this reference. Such factors are not exclusive. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We do not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, Miller Industries, Inc. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Slide 2

Q1 2025 EARNINGS PRESENTATION Slide 3

MILLER INDUSTRIES COMPANY PROFILE THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT NYSE: MLR LIGHT-DUTY RECOVERY CAR CARRIER SPECIALTY TRANSPORT MEDIUM & HEAVY-DUTY RECOVERY ROTATORS MILITARY RECOVERY FOUNDED IN 1990 HEADQUARTERS - OOLTEWAH, TN OPERATIONS IN TN, PA, ENGLAND AND FRANCE 1,700 EMPLOYEES GLOBALLY Slide 4

MILLER INDUSTRIES FIRST QUARTER 2025 VS. FIRST QUARTER 2024 QUARTERLY KEY METRICS Q1 YOY - Decreased 35.5% Q1 ’25 vs Q4 ’24 - Increased 1.7% REVENUE GROSS PROFIT - 15.0% $225.7M $33.9M NET INCOME - 3.6% $8.1M EPS, DILUTED $0.69 $4.4M CASH RETURNED TO SHAREHOLDERS Slide 5 Q1 YOY - Decreased 23.3% Q1 ’25 vs Q4 ’24 - Increased 1.5% Q1 YOY - Decreased 52.6% Q1 ’25 vs Q4 ’24 - Decreased 23.4% Q1 YOY - Decreased 52.8% Q1 ’25 vs Q4 ’24 - Decreased 23.5% Q1 YOY - Increased 100.0% Q1 ’25 vs Q4 ’24 - Increased 100.0% 14.2% RETURN ON EQUITY (TTM) BASED ON AVERAGE EQUITY

MILLER INDUSTRIES HISTORICAL CHASSIS REVENUE VS. BLENDED GROSS PROFIT % 0 3.4 6.8 10.2 13.6 17 Q1-‘18 Q3-‘18 Q1-‘19 Q3-‘19 Q1-‘20 Q3-‘20 Q1-‘21 Q3-‘21 Q1-‘22 Q3-‘22 Q1-‘23 Q3-‘23 Q1-‘24 Q3-‘24 Q1-'25 Chassis Revenue Gross Profit % (Manufactured Units & Chassis) Slide 6 LER INDUSTRIES TORICAL CHASSIS REVENUE VS. BLENDED GROSS PROFIT % Chassis Revenue Gross Profit % (Manufactured Units & Chassis)

MILLER INDUSTRIES MARKET OVERVIEW UPDATED KEY CONSIDERATIONS FOR 2025 ■ INVENTORY REDUCTION ■ FREE CASH FLOW ■ DEBT REDUCTION ■ MILITARY RFQ’S ■ GROWTH OPPORTUNITIES ■ TARIFFS ■ CARB / A.C.T. Slide 7

MILLER INDUSTRIES DISTRIBUTOR BODY AND CHASSIS INVENTORY 3000 3750 4500 5250 6000 Dec '23 Dec '23 Jan '24 Feb '24 Mar '24 Apr '24 May '24 Jun '24 Jul '24 Aug '24 Sep '24 Oct '24 Nov '24 Dec '24 Dec '24 Jan '25 Mar '25 Mar '25 Apr '25 Chassis Inventory Body Inventory Optimal Inventory Level Distributor Inventory Includes both retail sold and unsold chassis and bodies that have been invoiced to distribution. Slide 8

MILLER INDUSTRIES FEDERAL AND STATE REGULATIONS CALIFORNIA AIR RESOURCE BOARD / ADVANCED CLEAN TRUCK REGULATION The Advanced Clean Trucks regulation is a manufacturers ZEV sales requirement promoting the development and use of advanced clean trucks which will help CARB achieve its emission reduction strategies. MASSACHUSETTS DELAYS ACT April 14, 2025 MassDEP delays ZEV requirements for chassis OEM’s HOUSE OF REPRESENTATIVES House passes H.J. Res. 87 to revoke the waiver allowing California and other states to enforce its ACT regulation U.S. SENATE Senate has proposed bill to revoke waiver granted to California C B A 1 1 California Air Resource Board 2 2 Massachusetts Announces Flexibilities for Clean Truck Requirements Slide 9 3 ATA - House Bill H.J. Res. 87 3 4 4 U.S. Senate Bill 996

MILLER INDUSTRIES CAPITAL ALLOCATION CAPITAL ALLOCATION STRATEGY ■Quarterly Dividend ■Debt Reduction ■Share Repurchase ■Innovation ■Automation ■Human Capital ■Capacity Expansion Slide 10

MILLER INDUSTRIES 2025 AND BEYOND MAINTAINING 2025 GUIDANCE ■ TOP LINE TARGET $950.0M - $1.0B ■ EPS $2.90 - $3.20 ■ WELL POSITIONED FOR GROWTH IN 2026 AND BEYOND Slide 11

“ MILLER INDUSTRIES CORE PHILOSOPHY WE HAVE THE BEST PEOPLE, THE BEST PRODUCTS, AND THE BEST DISTRIBUTION NETWORK IN THE TOWING AND RECOVERY INDUSTRY.” - BILL MILLER - 1990 Slide 12

MILLER INDUSTRIES Q1 2025 EARNINGS PRESENTATION Q&A Slide 13

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